UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 30, 2025

Date of Report (Date of earliest event reported)

Quipt Home Medical Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40413	N/A
(Commission File Number)	(IRS Employer Identification No.)

1019 Town Drive
Wilder, Kentucky	41076
(Address of principal executive offices)	(Zip Code)

(859) 878-2220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without Par Value	QIPT	The Nasdaq Capital Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 30, 2025, Quipt Home Medical Corp. (the “Company”) issued the notice of meeting attached hereto as Exhibit 99.1 and incorporated by reference herein relating to a special meeting of shareholders of the Company to be held on March 3, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Meeting
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the anticipated meeting date in relation to the special meeting of shareholders of the Company to consider the proposed transaction between the Company, 1567208 B.C. LTD, and REM Aggregator, LLC, are forward-looking statements. Forward-looking statements contained in this communication are based on certain factors and assumptions made by management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. In respect of the forward-looking statements concerning the anticipated completion of the proposed transaction and the anticipated timing for completion of the transaction, the Company provided them in reliance on certain assumptions that they believe are reasonable at this time, including assumptions as to the time required to prepare and mail shareholder meeting materials, including the required proxy statement and management information circular; the ability of the parties to receive, in a timely manner, the necessary regulatory, court, shareholder and other third party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the transaction. These dates may change for a number of reasons, including, but not limited to, unforeseen delays in preparing meeting material; inability to secure necessary shareholder, regulatory, court or other third party approvals in the time assumed or the need for additional time to satisfy the other conditions to the completion of the transaction. Accordingly, readers should not place undue reliance on the forward-looking statements contained in this communication concerning these times. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate, postulate and similar expressions, or are those, which, by their nature, refer to future events. The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, but not limited to, the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transactions on the proposed terms and schedule; potential impact of the announcement or consummation of the proposed transactions on relationships, including with regulatory bodies, employees, suppliers, customers and competitors; changes in applicable laws; the diversion of management time on the proposed transaction; the possibility that competing offers may be made; and other risks and uncertainties discussed or referred to in the Company’s disclosure documents, including the Company’s most recent Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission (the “SEC”) and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.ca. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included herein are made as of the date hereof and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC the proxy statement and management information circular on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to the Company securityholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. Securityholders of the Company are urged to read the Proxy Statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction. The definitive Proxy Statement will be mailed to holders of the Company’s securityholders. Securityholders will be able to obtain a copy of the Proxy Statement, as well as other filings containing information about the proposed transaction made by the Company with the SEC and with the securities regulatory authorities in certain provinces of Canada free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.ca, or on the Company’s website at https://quipthomemedical.com. Information contained on, or that may be accessed through, the websites referenced herein is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in respect of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement and management information circular for the Company’s Annual General Meeting of Shareholders, which was filed with the SEC and with the securities regulatory authorities in certain provinces of Canada on January 24, 2025. Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quipt Home Medical Corp.

Date:	January 6, 2026	By:	/s/ Hardik Mehta
Hardik Mehta
Chief Financial Officer

Exhibit 99.1

Date: December 24, 2025

To: All Canadian Securities Regulatory Authorities

Subject: QUIPT HOME MEDICAL CORP.

Dear Sir/Madam:

We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:

Meeting Type :	Special Meeting

Record Date for Notice of Meeting :	January 22, 2026

Record Date for Voting (if applicable) :	January 22, 2026

Beneficial Ownership Determination Date :	January 22, 2026

Meeting Date :	March 03, 2026

Meeting Location (if available) :	Sarasota, FL

Issuer sending proxy related materials directly to NOBO:	Yes

Issuer paying for delivery to OBO:	Yes

Notice and Access (NAA) Requirements:

NAA for Beneficial Holders	No

NAA for Registered Holders	No

Voting Security Details:

Description	CUSIP Number	ISIN

COMMON	74880P104	CA74880P1045